UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2005

NASHUA CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-05492	02-0170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11 Trafalgar Square, Suite 201
Nashua, New Hampshire 03063
(Address of principal executive offices and zip code)
(603)880-2323
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED OCTOBER 10, 2005

Item 8.01. Other Events
On October 10, 2005, Nashua Corporation, a Massachusetts corporation (“Nashua”), issued a press release announcing that Nashua and Oce’ Printing Systems GmbH have mutually agreed to settle patent infringement litigation relative to Nashua’s ST-2140 and ST-466 toner containers.
A copy of the press release is attached to this Current Report on Form 8-K at Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

See Exhibit Index attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION

Date: October 11, 2005	By	/s/ John L. Patenaude

John L. Patenaude Vice President-Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Nashua Corporation on October 10, 2005